Exhibit 10.29
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of July 28, 2005, by and among SONIC CORP., a Delaware corporation (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer (in said capacity as Administrative Agent, the "Administrative Agent").

BACKGROUND

A.  The Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of April 23, 2003 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.  The Borrower has requested certain amendments to the Credit Agreement, as more fully set forth herein.

C.  The Lenders are willing to agree to such amendments, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower, set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1.  AMENDMENTS.

(a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

"Act" has the meaning specified in Section 10.22.

"EBITR" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to EBIT for such period, plus, to the extent deducted in calculating Net Income for such period, Lease Expense.

"First Amendment" means that certain First Amendment to Credit Agreement, dated as of July 28, 2005, among the Borrower, the Lenders and the Administrative Agent.

"First Amendment Effective Date" means the date that all conditions of effectiveness set forth in Section 3 of the First Amendment are satisfied.

"Increase Effective Date" has the meaning specified in Section 2.13(d).

"Lease Expense" means, with respect to any period, total lease and rent expense for such period in respect of real and personal property leased by the Borrower and its Subsidiaries.

"Total Assets" means, at any time, the total assets of the Borrower and its Subsidiaries on a consolidated basis as of such time.

(b)  The definition of "Applicable Rate" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

"Applicable Rate" means the following percentages per annum:

Pricing Level	Leverage Ratio	Commitment Fee	Eurodollar Rate Letters of Credit
1	Less than 0.75 to 1	0.100	0.500
2	Greater than or equal to 0.75 to 1 but less than 1.50 to 1	0.125	0.625
3	Greater than or equal to 1.50 to 1 but less than 2.25 to 1	0.150	0.750
4	Greater than or equal to 2.25 to 1	0.200	1.000

Any increase or decrease in the Applicable Rate resulting from a change in the Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 4 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the first Business Day immediately following the date such Compliance Certificate is actually delivered to the Administrative Agent. Notwithstanding the foregoing, the Applicable Rate in effect from and after the First Amendment Effective Date through and including the date the first Compliance Certificate is delivered pursuant to Section 6.02(a) after the First Amendment Effective Date shall be Pricing Level 1.

(c)  The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

"Fixed Charge Coverage Ratio" means, as of any date of determination, the ratio of (a) EBITR for the period of four consecutive fiscal quarters ending on such date to (b) the sum of (i) Interest Expense, plus (ii) Lease Expense, in each case for the period of four consecutive fiscal quarters ending on such date.

(d)  The definition of "Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

"Maturity Date" means the earlier of (a) July 28, 2010, and (b) such earlier date that (i) the Obligations become due and payable pursuant to this Agreement (whether by acceleration, prepayment in full, scheduled reduction or otherwise) or (ii) there shall exist an Event of Default under Section 8.01(f) of this Agreement.

(e)  Article II of the Credit Agreement is hereby amended by adding a new Section 2.13 thereto to read as follows;

2.13 Increase in Commitments.

(a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $100,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000, and (ii) the Borrower may make a maximum of two such requests. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

(b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

(c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent and the L/C Issuer (which approvals shall not be unreasonably withheld), the Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section 2.13, the Administrative Agent and the Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date.

(e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, and (B) no Default exists. The Borrower shall prepay any Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Commitments under this Section 2.13.

(f) Conflicting Provisions. This Section 2.13 shall supersede any provisions in Sections 2.12 or 10.01 to the contrary.

(f)  Section 5.01 of the Credit Agreement is amended by deleting the last two sentences and adding the following:

Sonic Restaurants, Inc. is the managing general partner of each of the Partnerships (other than the Partnerships described on Schedule 5.01(a)) and owns at least a majority of the partnership interests in each of such Partnerships. Sonic Restaurants, Inc. is the managing member of the LLCs (other than the LLCs described on Schedule 5.01(b)) and owns at least a majority of the interest in each of such LLCs. America’s Drive-In Corp. is the managing general partner of each of the Partnerships described on Schedule 5.01(a) and owns at least a majority of the partnership interests in each of such Partnerships. America’s Drive-In Corp. is the managing member of the LLCs described on Schedule 5.01(b) and owns at least a majority of the interests in each of such LLCs.

(g)  Section 5.13 of the Credit Agreement is hereby amended by amending clause (a) thereof to read as follows:

(a) As of the Closing Date, Schedule 5.13 contains (except as noted therein) complete and correct lists of (i) the Borrower's Subsidiaries (including all of the Guarantors), showing, as to each Subsidiary, the correct name thereof and the jurisdiction of its organization, (ii) the Borrower's Affiliates, other than Subsidiaries and (iii) the Borrower's directors and senior officers. As of the Closing Date, each Subsidiary of the Borrower other than Sonic Limited, a New Zealand corporation, has executed a Guaranty.

(h)  Section 7.02(e) of the Credit Agreement is hereby amended to read as follows:

(e) Investments as a result of Acquisitions, if each of the following conditions has been satisfied: (i) immediately before and after giving effect to such Acquisition, no Default shall have occurred and be continuing, (ii) such Acquisition shall not be opposed by the board of directors (or similar governing body) of the Person being acquired, (iii) the business to be acquired in such Acquisition is similar or related to one or more of the lines of business in which the Borrower and its Subsidiaries are engaged on the Closing Date, and (iv) if immediately prior to such Acquisition the Leverage Ratio exceeds 1.25 to 1 or if after giving effect to such Acquisition the Leverage Ratio on a pro forma basis would exceed 1.25 to 1, the aggregate Acquisition Consideration for all Acquisitions during the fiscal quarter in which such Acquisition occurs and the immediately three succeeding fiscal quarters shall not exceed $200,000,000.

(i)  Section 7.03 of the Credit Agreement is hereby amended to read as follows:

7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness or obligations under Operating Leases, except:

(a) Indebtedness, other than that permitted by subsections (b) through (h) below, outstanding on the Closing Date and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing plus an amount equal to any existing commitments unutilized thereunder;

(b) Indebtedness under the Loan Documents;

(c) Guaranty Obligations of the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Borrower or any other Guarantor;

(d) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a "market view;" and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(e) obligations under Operating Leases, provided immediately before and immediately after the incurrence of any such obligations, no Default exists or would result therefrom;

(f) Indebtedness in respect of Capital Leases and purchase money obligations for fixed or capital assets, provided immediately before and immediately after the incurrence of any such obligations, no Default exists or would result therefrom;

(g) unsecured Indebtedness of the Borrower or any Subsidiary evidenced by any promissory note payable to any seller, representing a portion of the purchase price for any Acquisition permitted under Section 7.02(e), provided that (i) the aggregate amount of such Indebtedness outstanding at any time shall not exceed $100,000,000, and (ii) the terms of such unsecured Indebtedness shall be reasonably satisfactory to the Required Lenders; and

(h) other Guaranty Obligations of the Borrower or any Subsidiary not to exceed $25,000,000 in aggregate amount.

(j)  Section 7.05 of the Credit Agreement is hereby amended to read as follows:

7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except:

(a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;

(b) Dispositions of inventory in the ordinary course of business;

(c) Dispositions of property by any Subsidiary to the Borrower or to a Corporate Guarantor;

(d) Dispositions permitted by Section 7.04;

(e) (i) Sonic Restaurants, Inc. may make Dispositions of partnership interests in the Partnerships in which Sonic Restaurants, Inc. is a general partner so long as Sonic Restaurants, Inc. at all times owns at least a majority of the partnership interests in each of such Partnerships, and (ii) America’s Drive-In Corp. may make Dispositions of partnership interests in the Partnerships for which America’s Drive-In Corp. is a general partner so long as America’s Drive-In Corp. at all times owns at least a majority of the partnership interest in each of such Partnerships;

(f) (i) Sonic Restaurants, Inc. may make Dispositions of interests in the LLCs in which Sonic Restaurants, Inc. is a member so long as Sonic Restaurants, Inc. at all times owns a majority of the interests in each of such LLCs, and (ii) America’s Drive-In Corp. may make Dispositions of interests in the LLCs in which America’s Drive-In Corp. is a member so long as America’s Drive-In Corp. at all times owns a majority of the interests in each of such LLCs; and

(g) Dispositions not otherwise permitted pursuant to clauses (a) through (f) above, provided that the property subject to any such Disposition, together with all other property previously Disposed of pursuant to this clause (g), calculated at book value (i) during any fiscal year, does not exceed 10% of Total Assets as of the end of the immediately preceding fiscal year and (ii) during the period from July 1, 2005 to the date of such proposed Disposition, does not exceed 30% of Total Assets as of the end of the immediately preceding fiscal year;

provided, however, that any Disposition pursuant to clauses (a), (b), (e), (f) and (g) shall be for fair market value.

(k)  Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

(a) INTENTIONALLY OMITTED.

(l)  Article X of the Credit Agreement is hereby amended by adding a new Section 10.22 thereto read as follows:

10.22 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001) ( the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act.

(m)  Schedule 2.01 of the Credit Agreement is hereby amended to be in the form of Schedule 2.01 to this First Amendment, and each Lender's whose Commitment or Pro Rata Share is amended by this First Amendment (and in the case of Bank of America to also reflect its revised Commitment and Pro Rata Share as a result of its merger with Fleet National Bank) is hereby amended to be in the amount or percentage set forth on Schedule 2.01.

(n)  Exhibit D, Compliance Certificate, is hereby amended to be in the form of Exhibit D to this First Amendment.

(o)  Exhibit G, Partnership Guaranty, is hereby amended as provided in the First Amendment to Partnership Guaranty, attached as Exhibit A to this First Amendment.

(p)  Exhibit H, LLC Guaranty, is hereby amended as provided in the First Amendment to LLC Guaranty, attached as Exhibit B to this First Amendment.

(q)  The Credit Agreement is amended by adding a new Schedule 5.01(a), in the form of Schedule 5.01(a) attached to this First Amendment.

(r)  The Credit Agreement is amended by adding a new Schedule 5.01(b), in the form of Schedule 5.01(b) attached to this First Amendment.

2.  WAIVER. The Lenders hereby waive any Event of Default that previously occurred under the Credit Agreement as a result of the failure of the Borrower to cause any Person that became a Partnership or LLC after the Closing Date to execute and deliver a Supplement to the Partnership Guaranty or LLC Guaranty, as appropriate, as required by Section 6.12 of the Credit Agreement.

3.  REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof (and after giving effect to the waiver provided for in Section 2 of this First Amendment):

(a)  the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

(b)  no event has occurred and is continuing which constitutes a Default or Event of Default;

(c)  (i) the Borrower has full power and authority to execute and deliver this First Amendment, the replacement Note payable to the order of each Lender whose Commitment has been amended pursuant to this First Amendment (collectively, the "Replacement Notes"), (ii) this First Amendment and the Replacement Notes have been duly executed and delivered by the Borrower, and (iii) this First Amendment, the Replacement Notes, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(d)  neither the execution, delivery and performance of this First Amendment, the Replacement Notes or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law, except to the extent that such violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and

(e)  no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this First Amendment or the Replacement Notes or (ii) the acknowledgement by each Guarantor of this First Amendment.

4.  CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective (and the revisions to the definition of "Applicable Rate" set forth in this First Amendment will go into effect) on July 28, 2005, subject to satisfaction or completion of the following:

(a)  the Administrative Agent shall have received counterparts of this First Amendment executed by all of the Lenders;

(b)  the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and acknowledged by each Guarantor;

(c)  the Administrative Agent shall have received an opinion of counsel to the Borrower, in form and substance satisfactory to the Administrative Agent, with respect to matters set forth in Sections 3(c), (d) and (e) of this First Amendment;

(d)  the Administrative Agent shall have received a duly executed Replacement Note for each Lender whose Commitment is being amended by this First Amendment;

(e)  the Administrative Agent shall have received from each Partnership and LLC an executed First Amendment to the Partnership Guaranty and the LLC Guaranty, respectively, in the form of Exhibits A and B;

(f)  the Administrative Agent shall have received from each Partnership and LLC an executed Supplement to the Partnership Guaranty and the LLC Guaranty;

(g)  the Administrative Agent shall have received

(i)  (A) certificates of the appropriate governmental officials of the state of incorporation of American’s Drive-In Corp., as to the existence and good standing of America’s Drive-In Corp. and (B) certificates of the appropriate governmental officials of each state where the nature of America’s Drive-In Corp.’s business in such state makes qualification to do business necessary and where failure to so qualify would have a Material Adverse Effect, as to the qualification and good standing of America’s Drive-In Corp. in such states;

(ii)  a certificate of an authorized officer of America’s Drive-In Corp., certifying that (A) each of the Partnerships described on Schedule 5.01(a) has been duly formed and is validly existing, (B) such Partnerships described on Schedule 5.01(a) have the power and authority to execute, deliver and perform the Partnership Guaranty, and (C) America’s Drive-In Corp. has the power and authority to execute and deliver such Partnership Guaranty on behalf of such Partnerships, as the managing general partner of each of such Partnerships, and to thereby bind such Partnerships; and

(iii)  a certificate of an authorized officer of America’s Drive-In Corp., certifying that (A) each of the LLCs described on Schedule 5.01(b) has been duly formed and is validly existing, (B) such LLCs have the power and authority to execute, deliver and perform the LLC Guaranty and (C) America’s Drive-In Corp. has the power and authority to execute and deliver such LLC Guaranty on behalf of such LLCs, as the manager of each of such LLCs, and to thereby bind such LLCs; and

(h)  the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

5.  ADJUSTMENT AMONG LENDERS. Upon the effective date of this First Amendment, each Lender shall purchase or sell (as the case may be), without recourse, an amount of Loans and L/C Obligations outstanding such that after giving effect to this First Amendment the amount of each Lender's Commitment under the Credit Agreement that has been utilized shall be equal to its Pro Rata Share (after giving effect to this First Amendment). If as a result of any such payment or purchase provided for in this Section 5 any payment of a Eurodollar Rate Loan occurs on a day which is not the last day of an applicable Interest Period, the Borrower will pay lost, cost or expense as a result thereof as provided in Section 3.05 of the Credit Agreement.

6.  TERMINATION OF AMENDMENT. This First Amendment shall automatically terminate and be of no further force or effect if the Administrative Agent shall not have received certified resolutions of the Board of Directors of the Borrower ratifying the execution, delivery and performance of this First Amendment and the Replacement Notes by August 22, 2005.

7.  REFERENCE TO THE CREDIT AGREEMENT.

(a)  Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b)  The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

8.  COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

9.  GUARANTOR'S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this First Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) include all obligations in respect of the Aggregate Commitments, as increased by this First Amendment, and (ii) are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty, (e) advises Lenders that certain Guarantors described in Annex A and Annex B have been dissolved, and (f) represents and warrants that no dissolution described in preceding clause (e) has resulted in an Event of Default.

10.  EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

11.  GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma applicable to agreements made and to be performed entirely within such state, provided that the Administrative Agent and each Lender shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

12.  HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

13.  ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date above written.

SONIC CORP.

By:	/s/ Stephen C. Vaughan
Name: Stephen C. Vaughan
Title: Vice President & and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ David A. Johanson
Name: David A. Johanson
Title: Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

By:	/s/ Michael S. Reeves
Name: Michael S. Reeves
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael J. Costello
Name: Michael J. Costello
Title: Managing Director

ARVEST BANK

By:	/s/ Cindy Batt
Name: Cindy Batt
Title: Sr. Vice President

UMB BANK, N.A.

By:	/s/ Mary Wolf
Name: Mary Wolf
Title: Vice President

BANCFIRST

By:	/s/ David Harlow
Name: David Harlow
Title: President

MIDFIRST BANK, a federally chartered savings association

By:	/s/ James P. Boggs
Name: James P. Boggs
Title: Vice President

ACKNOWLEDGED AND AGREED:

SONIC INDUSTRIES, INC.

By:	/s/ Stephen C. Vaughan
Name: Stephen C. Vaughan
Title: Vice President

SONIC RESTAURANTS, INC.

By:	/s/ Michael A. Perry
Name: Michael A. Perry
Title: President

AMERICA'S DRIVE-IN CORP., a Kansas corporation

By:	/s/ Michael A.Perry
Name: Michael A. Perry
Title: Vice President

EACH OF THE PARTNERSHIPS SPECIFIED IN
ANNEX A HERETO

By:	Sonic Restaurants, Inc., Managing General
Partner of each of such Partnerships

By:	/s/ Michael A. Perry
Name: Michael A. Perry
Title: President

EACH OF THE LIMITED LIABILITY COMPANIES
SPECIFIED IN ANNEX B HERETO

By:	Sonic Restaurants, Inc., Sole Manager of
each such limited liability company

By:	/s/ Michael A. Perry
Name: Michael A. Perry
Title: President

EACH OF THE PARTNERSHIPS
SPECIFIED IN ANNEX C HERETO

By:	America's Drive-In Corp.,
a Kansas corporation, Managing General
Partner of each such Partnership

By:	/s/ Michael A. Perry
Name: Michael A. Perry
Title: Vice President

EACH OF THE LIMITED LIABILITY COMPANIES
SPECIFIED IN ANNEX D HERETO

By:	America's Drive-In Corp.,
a Kansas corporation, Sole Manager of
each such limited liability company

By:	/s/ Michael A. Perry
Name: Michael A. Perry
Title: Vice President

ANNEX A

Partnership Guaranty

SDI OF BLYTHEVILLE, ARKANSAS (N. 6TH) PARTNERSHIP
SONIC DRIVE IN OF BAYTOWN, TEXAS
SONIC DRIVE IN OF BEAUMONT, TEXAS (COLLEGE-MAJOR) PARTNERSHIP
SONIC DRIVE IN OF BETHANY, OKLAHOMA (39TH)
SONIC DRIVE IN OF BLYTHEVILLE #2 PARTNERSHIP
SONIC DRIVE IN OF CHILLICOTHE, MISSOURI
SONIC DRIVE IN OF CHANDLER, OKLAHOMA PARTNERSHIP
SONIC DRIVE IN #833, HOUSTON, CHANNELVIEW C084
SONIC DRIVE IN OF CABOT PARTNERSHIP
SONIC DRIVE IN OF CALLAWAY, FLORIDA
SONIC DRIVE IN OF DEER PARK, TEXAS PARTNERSHIP
SONIC DRIVE IN #960, DAYTON, TEXAS
SONIC DRIVE IN OF DALLAS, TEXAS (FOREST LANE & GREENVILLE) PARTNERSHIP
SONIC DRIVE IN OF DALLAS, TEXAS (FT WORTH)
SONIC DRIVE IN OF DALLAS, TEXAS (W. LEDBETTER DRIVE)
SONIC DRIVE IN OF GROVES, TEXAS PARTNERSHIP
SONIC DRIVE IN OF GOSNELL PARTNERSHIP
SONIC DRIVE IN OF GADSDEN, ALABAMA PARTNERSHIP
SONIC DRIVE IN OF GALAX, VIRGINIA PARTNERSHIP
SONIC DRIVE IN #617, HOUSTON, ALDINE H030
SONIC DRIVE IN OF HOMER, LOUISIANA
SONIC DRIVE IN #744, HOUSTON, AIRLINE H033
SONIC DRIVE IN OF HOUSTON, TEXAS (TELEPHONE ROAD) PARTNERSHIP
SONIC DRIVE IN #980, HUMBLE, TEXAS H061
SONIC DRIVE IN #110, HOUSTON, ROSSLYN RD, H071
SONIC DRIVE IN #1119, HOUSTON DYERSDALE H072
SONIC DRIVE IN OF HOUSTON, TEXAS (FUQUA DRIVE)
SONIC DRIVE IN #1173 HIGHLANDS, TEXAS H081
SDI OF HOUSTON, TEXAS (S POST OAK) PARTNERSHIP
SONIC DRIVE IN OF HUNTSVILLE, ALABAMA (BOB WALLACE) PARTNERSHIP
SONIC DRIVE IN OF HUNTSVILLE, ALABAMA (MEMORIAL PARKWAY) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (18TH & MANGUM) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (COPPERFIELD) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (GESSNER ROAD) PARTNERSHIP
SONIC DRIVE IN OF CLEAR LAKE CITY, TEXAS PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (SCARSDALE) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON (JONES ROAD) TEXAS PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TX (VETERAN'S MEMORIAL HIGHWAY) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (TIDWELL) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (BLALOCK) PARTNERSHIP
SONIC DRIVE IN OF INDEPENDENCE MISSOURI #3
SONIC DRIVE IN OF INDEPENDENCE MISSOURI (23RD & WESTPORT)
SONIC DRIVE IN OF JONESBORO, LOUISIANA PARTNERSHIP
SONIC DRIVE IN #1174, JACINTO CITY, TEXAS J025
SONIC DRIVE IN #1156, KATY, TEXAS K020
SONIC DRIVE IN OF KANSAS CITY, MISSOURI (INDEPENDENCE AVE) PARTNERSHIP
SONIC DRIVE IN OF LEE'S SUMMIT MISSOURI GENERAL PARTNERSHIP
SONIC DRIVE IN OF LEAGUE CITY, TEXAS PARTNERSHIP
SONIC DRIVE IN OF LYNN HAVEN, FLORIDA
SONIC DRIVE IN OF LONOKE PARTNERSHIP
SONIC DRIVE OF CAMP ROBINSON PARTNERSHIP
SONIC DRIVE IN OF LITTLE ROCK (ASHER) PARTNERSHIP
SONIC DRIVE IN OF LINDALE, TEXAS PARTNERSHIP
SONIC DRIVE IN OF LITTLE ROCK, ARKANSAS (WESTHAVEN DRIVE) PARTNERSHIP
SONIC DRIVE IN OF MINDEN, LOUISIANA
SONIC DRIVE IN OF MONROE, LOUISIANA (#1) PARTNERSHIP
SONIC DRIVE IN OF MARYVILLE, MISSOURI
SONIC DRIVE IN OF MINEOLA, TEXAS PARTNERSHIP
SONIC DRIVE IN OF MOANROE, LOUISIANA (#2) PARTNERSHIP
SONIC DRIVE IN OF MANSFIELD, LOUISANA PARTNERSHIP
SONIC DRIVE IN OF MOUNTAIN GROVE, MISSOURI
SONIC DRIVE IN OF MONROE, LOUISIANA (MARTIN LUTHER) PARTNERSHIP
SONIC DRIVE IN OF MONROE, LOUISIANA (STERLINGTON ROAD) PARTNERSHIP
SONIC DRIVE IN OF MAUMELLE PARTNERSHIP
SONIC DRIVE IN OF MARIANNA, FLORIDA PARTNERSHIP
SONIC DRIVE IN OF MISSOURI CITY, TEXAS PARTNERSHIP
SONIC DRIVE IN, NORTHWEST OKC
SONIC DRIVE IN OF NEWPORT, ARKANSAS PARTNERSHIP
SONIC DRIVE IN OF NEWCASTLE, OKLAHOMA PARTNERSHIP
SONIC DRIVE IN OF NORMAN, OKLAHOMA (EAST LINDSEY) PARTNERSHIP
SONIC DRIVE IN OF NORMAN, OKLAHOMA (24TH AVENUE) PARTNERSHIP
SONIC DRIVE IN OF NORMAN, OKLAHOMA (PORTER) PARTNERSHIP
SONIC DRIVE IN OF NORMAN, OKLAHOMA (WEST LINDSEY) PARTNERS
SONIC DRIVE IN OF OKLAHOMA CITY, OKLAHOMA (19TH & MACARTHUR)
SONIC DRIVE IN OF OKLAHOMA CITY, OKLAHOMA ( 50th & MACARTHUR)
SONIC DRIVE IN OF OKLAHOMA CITY, OKLAHOMA (NW 63RD STREET) PARTNERSHIP
SONIC DRIVE IN OF OKLAHOMA CITY (N.W. 23RD)
SONIC DRIVE IN OF OKLAHOMA CITY, OKLAHOMA ( SE 29TH)
SONIC DRIVE IN OF OZARK, MISSOURI
SONIC DRIVE IN OF OKLAHOMA CITY (119TH & S WESTERN)
SDI OF PARAGOULD, ARKANSAS (KINGS HWY) PARTNERSHIP
SONIC DRIVE IN OF PORT ARTHUR, TEXAS (MEMORIAL) PARTNERSHIP
SONIC DRIVE IN OF PANAMA CITY, FLORIDA
SONIC DRIVE IN OF PENSACOLA, FLORIDA (9TH AVENUE) PARTNERSHIP
SDI OF PRATTVILLE, ALABAMA (E. MAIN) PARTNERSHIP
SONIC DRIVE IN OF RICHMOND, TEXAS PARTNERSHIP
SONIC DRIVE IN OF RAYTOWN, MISSOURI GENERAL PARTNERSHIP
SONIC DRIVE IN OF ROLLA, MISSOURI
SONIC DRIVE IN OF OKLAHOMA CITY, OKLAHOMA (S.W. 29TH) PARTNERSHIP
SDI OF SPRINGFIELD, MISSOURI #2 PARTNERSHIP
SONIC DRIVE IN OF SALEM, MISSOURI
SONIC DRIVE IN OF SUGAR CREEK, MISSOURI
SONIC DRIVE IN OF ST. JOSEPH, MISSOURI #1 PARTNERSHIP
SONIC DRIVE IN OF SHREVEPORT, LOUISIANA (BERT KOUNS)
SONIC DRIVE IN OF SHREVEPORT, LOUISIANA (WEST 70TH)
SONIC DRIVE IN OF SHREVEPORT, LOUISIANA (EAST 70TH)
SDI OF SPRINGFIELD, MISSOURI (GLENSTONE) PARTNERSHIP
SONIC DRIVE IN OF ST. JOSEPH, MISSOURI #2 PARTNERSHIP
SONIC DRIVE IN OF SHERWOOD, ARKANSAS PARTNERSHIP
SDI OF SPRINGFIELD, MISSOURI (S. CAMPBELL) PARTNERSHIP
SONIC DRIVE IN OF SULLIVAN, MISSOURI PARTNERSHIP
SONIC DRIVE IN #959, TOMBALL, TEXAS T038
SONIC DRIVE IN OF TUTTLE, OKLAHOMA
SDI OF TAZEWELL, VIRGINIA PARTNERSHIP
SONIC DRIVE IN OF WATONGA, OKLAHOMA PARTNERSHIP
SONIC DRIVE IN OF WEST MONROE, LOUISIANA PARTNERSHIP
SONIC DRIVE IN OF WALNUT RIDGE PARTNERSHIP
SONIC DRIVE IN OF WINNFIELD, LOUISIANA PARTNERSHIP
SONIC DRIVE IN OF WEST MONROE, LOUISIANA (THOMAS ROAD WEST) PARTNERSHIP
SONIC DRIVE IN OF WASHINGTON, MISSOURI GENERAL PARTNERSHIP
SDI OF GADSDEN, ALABAMA (MEIGHAN) PARTNERSHIP
SONIC DRIVE IN OF MONTGOMERY, ALABAMA (BELL AND VAUGHN) PARTNERSHIP
SONIC DRIVE IN OF PENSACOLA, FLORIDA (NAVY BLVD.) PARTNERSHIP
SONIC DRIVE IN OF SPRINGFIELD, MISSOURI (WEST SUNSHINE) PARTNERSHIP
SONIC DRIVE IN OF HOUSTON, TEXAS (DAIRY ASHFORD) PARTNERSHIP
SDI OF MONTGOMERY, ALABAMA (MCGEHEE) PARTNERSHIP
SONIC DRIVE IN OF MONTGOMERY, ALABAMA (ATLANTA HIGHWAY) PARTNERSHIP
SDI OF PANAMA CITY BEACH, FLORIDA (THOMAS DRIVE) PARTNERSHIP
SDI OF MARY ESTHER, FLORIDA PARTNERSHIP
SDI OF WEBSTER, TEXAS PARTNERSHIP
SDI OF DANVILLE, KENTUCKY (BAUGHMAN) PARTNERSHIP
SDI OF DALLAS, TEXAS (WHEATLAND ROAD) PARTNERSHIP
SDI OF DALLAS, TEXAS (SPRING VALLEY) PARTNERSHIP
SDI OF LEXINGTON, KENTUCKY PARTNERSHIP
SDI OF MILTON, FLORIDA PARTNERSHIP
SDI OF MUSCLE SHOALS, ALABAMA PARTNERSHIP
SDI OF SHALIMAR, FLORIDA (EGLIN PARKWAY) PARTNERSHIP
SDI OF UNION, MISSOURI PARTNERSHIP
SDI OF WINNSBORO, TEXAS PARTNERSHIP
SDI OF HOUSTON, TEXAS (BISSONETT) PARTNERSHIP
SDI OF HOUSTON, TEXAS (WESTHEIMER) PARTNERSHIP
SDI OF KATY, TEXAS (MASON RD.) PARTNERSHIP
SDI OF GEORGETOWN, KENTUCKY (LEXINGTON) PARTNERSHIP
SDI OF ATHENS, ALABAMA PARTNERSHIP
SDI OF HOUSTON, TEXAS (FM 1960) PARTNERSHIP
SDI OF ALEXANDER CITY, ALABAMA PARTNERSHIP
SDI OF SHREVEPORT, LOUISIANA (STEEPLECHASE) PARTNERSHIP
SDI OF COLUMBUS, GEORGIA PARTNERSHIP
SDI OF LAPORTE, TEXAS PARTNERSHIP
SDI OF HUNTSVILLE, ALABAMA (PRATT) PARTNERSHIP
SDI OF NICHOLASVILLE, KENTUCKY PARTNERSHIP
SDI OF OKLAHOMA CITY, OKLAHOMA (N. PENN) PARTNERSHIP
SDI OF OKLAHOMA CITY, OKLAHOMA (N.E. 23RD) PARTNERSHIP
SDI OF OKLAHOMA CITY, OKLAHOMA (S.W. GRAND) PARTNERSHIP
SDI OF DALLAS, TEXAS (GREENVILLE) PARTNERSHIP
SDI OF HOUSTON, TEXAS (N. DURHAM) PARTNERSHIP
SDI OF HOUSTON, TEXAS (CROSSTIMBERS) PARTNERSHIP
SDI OF AUBURN, ALABAMA (DEAN RD.) PARTNERSHIP
SDI OF GULF BREEZE, FLORIDA PARTNERSHIP
SDI OF LITTLE ROCK, ARKANSAS (RODNEY PARHAM) PARTNERSHIP
SDI OF MADISON, ALABAMA (SULLIVAN) PARTNERSHIP
SDI OF DALLAS, TEXAS (N.W. HIGHWAY) PARTNERSHIP
SDI OF DALLAS, TEXAS (INWOOD ROAD) PARTNERSHIP
SDI OF LITTLE ROCK, ARKANSAS (CANTRELL RD.) PARTNERSHIP
SDI OF WINCHESTER, KENTUCKY PARTNERSHIP
SDI OF BEREA, KENTUCKY PARTNERSHIP
SDI OF COLUMBUS, GEORGIA (EXPRESSWAY) PARTNERSHIP
SDI OF HOUSTON, TEXAS (SAM HOUSTON) PARTNERSHIP
SDI OF HOUSTON, TEXAS (LITTLE YORK #2) PARTNERSHIP
SDI OF HOUSTON, TEXAS ( N. FREEWAY) PARTNERSHIP
SDI OF DALLAS, TEXAS ( N. BUCKNER) PARTNERSHIP
SDI OF WILLS POINT, TEXAS PARTNERSHIP
SDI OF GRAHAM, NORTH CAROLINA PARTNERSHIP
SDI OF RICHARDSON, TEXAS PARTNERSHIP
SDI OF FRANKFORT, KENTUCKY PARTNERSHIP
SDI OF LANETT, ALABAMA PARTNERSHIP
SDI OF CYPRESS, TEXAS (LOUETTA) PARTNERSHIP
SDI OF PHENIX CITY, ALABAMA PARTNERSHIP
SDI OF ST JOSEPH, MISSOURI #3 PARTNERSHIP
SDI OF HOUSTON, TEXAS (GULF FREEWAY) PARTNERSHIP
SDI OF FLORENCE, ALABAMA PARTNERSHIP
SDI OF OPELIKA, ALABAMA PARTNERSHIP
SDI OF MOREHEAD, KENTUCKY PARTNERSHIP
SDI OF RICHMOND, KENTUCKY PARTNERSHIP
SDI OF COLUMBUS, GEORGIA (FLOYD) PARTNERSHIP
SDI OF WEST MONROE, LOUISIANA (CYPRESS) PARTNERSHIP
SDI OF RICHMOND, TEXAS (FM359) PARTNERSHIP
SDI OF LEE'S SUMMIT, MISSOURI (LANGSFORD) PARTNERSHIP
SDI OF COLLINSVILLE, VIRGINIA (VIRGINIA) PARTNERSHIP
SDI OF DALLAS, TEXAS (PLANO) PARTNERSHIP
SDI OF ROWLETT, TEXAS (DALROCK ROAD) PARTNERSHIP
SDI OF DALLAS, TEXAS (DAVIS) PARTNERSHIP
SDI OF PARIS, KENTUCKY (REINHOLD) PARTNERSHIP
SDI OF MARTINSVILLE, VIRGINIA (STARLING) PARTNERSHIP
SDI OF DALLAS, TEXAS (3555 FOREST LANE) PARTNERSHIP
SDI OF LAWRENCEBURG, KENTUCKY (CROSSROAD) PARTNERSHIP
SDI OF HOUSTON, TEXAS (13310 WEST LITTLE YORK) PARTNERSHIP
SDI OF DALLAS, TEXAS (12130 INWOOD ROAD) PARTNERSHIP
SDI OF DECATUR, ALABAMA (6TH AVE) PARTNERSHIP
SDI OF SPRINGFIELD, MISSOURI (E REPUBLIC) PARTNERSHIP
SDI OF WICHITA FALLS, TEXAS (TAFT) PARTNERSHIP
SDI OF HOUSTON, TEXAS (KUYKENDAHL) PARTNERSHIP
SDI OF ALBERTVILLE, ALABAMA (U.S. HIGHWAY) PARTNERSHIP
SDI OF PEARLAND, TEXAS (W BROADWAY) PARTNERSHIP
SDI OF GARLAND, TEXAS (JUPITER) PARTNERSHIP
SDI OF HOUSTON, TEXAS (UVALDE) PARTNERSHIP
SDI OF HOUSTON, TEXAS (HILLCROFT) PARTNERSHIP
SDI OF COOL VALLEY, MISSOURI (S FLORISSANT) PARTNERSHIP
SDI OF SPRINGFIELD, MISSOURI (EAST SUNSHINE) PARTNERSHIP
SDI OF SACHSE, TEXAS (S. HIGHWAY 78) PARTNERSHIP
SDI OF MCKINNEY, TEXAS (ELDORADO) PARTNERSHIP
SDI OF CASSVILLE, MISSOURI (MAIN) PARTNERSHIP
SDI OF WICHITA FALLS, TEXAS (JACKSBORO) PARTNERSHIP
SDI OF PORT ARTHUR, TEXAS (TWIN CITY) PARTNERSHIP
SDI OF LITTLE ROCK, ARKANSAS (MABELVALE) PARTNERSHIP-FORMERLY BASELINE DR
SDI OF HOUSTON, TEXAS (BARKER-CYPRESS) PARTNERSHIP
SDI OF WICHITA FALLS, TEXAS (SHEPPARD) PARTNERSHIP
SDI OF SHREVEPORT, LOUISIANA (KINGS HIGHWAY) PARTNERSHIP
SDI OF OKLAHOMA CITY, OKLAHOMA (N.W EXPRESSWAY) PARTNERSHIP
SDI OF DARDANELLE, ARKANSAS (UNION) PARTNERSHIP
SDI OF GRANDVIEW, MISSOURI (BLUE RIDGE) PARTNERSHIP
SDI OF PERKINS, OKLAHOMA (MAIN) PARTNERSHIP
SDI OF FRIENDSWOOD, TEXAS (FM 528) PARTNERSHIP
SDI OF LITTLE ROCK, ARKANSAS (STAGECOACH) PARTNERSHIP
SDI OF MISSOURI CITY, TEXAS (TEXAS PKWY) PARTNERSHIP
SDI OF KANSAS CITY, MOSSOURI (BLUE RIDGE BLVD.) PARTNERSHIP
SDI OF HOUSTON, TEXAS (9221 WEST RD) PARTNERSHIP
SDI OF LEXINGTON, KENTUCKY (WINCHESTER) PARTNERSHIP
SDI OF LITTLE ROCK, ARKANSAS (BROADWAY) PARTNERSHIP
SDI OF MONTGOMERY,ALABAMA (2025 CARTER HILL RD) PARTNERSHIP
SDI OF LEAGUE CITY, TEXAS (2310 FM 518 EAST) PARTNERSHIP
SDI OF FRISCO, TEXAS (7630 PRESTON RD.) PARTNERSHIP
SDI OF HOUSTON, TX (101 DAIRY ASHFORD STREET) PARTNERSHIP
SDI OF GRAND PRAIRIE, TEXAS (2650 NORTH HIGHWAY 360) PARTNERSHIP
SDI OF MONTGOMERY, ALABAMA (3430 ATLANTA HIGHWAY) PARTNERSHIP
SDI OF DALLAS, TEXAS (3650 FRANKFORD ROAD) PARTNERSHIP
SDI OF NORTH RICHLAND HILLS, TEXAS (GRAPEVINE HWY) PARTNERSHIP
SDI OF BEAUMONT, TEXAS (1040 S. 11TH ST) PARTNERSHIP
SDI OF DALLAS, TEXAS (9613 CLARK ROAD) PARTNERSHIP
SDI OF ARLINGTON, TEXAS (1100 NE GREEN OAKS BLVD) PARTNERSHIP
SDI OF SPRING, TEXAS (19764 INTERSTATE 45 N) PARTNERSHIP
SDI OF HOUSTON, TEXAS (19625 TOMBALL PKWY), PARTNERSHIP
SDI OF CLARKSVILLE, TEXAS (W MAIN), PARTNERSHIP
SDI OF DALLAS, TEXAS (FERGUSON ROAD), PARTNERSHIP
SDI OF GARLAND, TEXAS (FOREST LANE), PARTNERSHIP
SDI OF GARLAND, TEXAS (W. MILLER RD), PARTNERSHIP
SDI OF GARLAND, TEXAS (BROADWAY BLVD), PARTNERSHIP
SDI OF GARLAND, TEXAS (BELTLINE ROAD), PARTNERSHIP
SDI OF LANCASTER, TEXAS (W PLEASANT RUN), PARTNERSHIP
SDI OF SHERMAN, TEXAS (TEXOMA PARKWAY), PARTNERSHIP
SDI OF WHITEHOUSE, TEXAS PARTNERSHIP
SDI OF DEKALB, TEXAS (NE FRONT STREET), PARTNERSHIP
SDI OF STAFFORD, TEXAS (12260 SW FRWY), PARTNERSHIP
SDI OF HOUSTON, TEXAS (8404 WESTHEIMER RD), PARTNERSHIP
SDI OF HOUSTON, TEXAS (5195 W 34TH ST), PARTNERSHIP
SDI OF DALLAS, TEXAS (10709 AUDELIA ROAD), PARTNERSHIP
SDI OF DALLAS, TEXAS (1330 EMPIRE CENTRAL), PARTNERSHIP
SDI OF DALLAS, TEXAS (8045 FOREST LANE), PARTNERSHIP
SDI OF HOUSTON, TEXAS (16710 CLAY RD), PARTNERSHIP
SDI OF STAFFORD, TEXAS (123 DULLES AVE), PARTNERSHIP
SDI OF GARLAND, TEXAS (CASTLE) PARTNERSHIP
SDI OF HOUSTON, TEXAS (8504 MAIN STREET) PARTNERSHIP
SDI OF NICEVILLE, FLORIDA (HIGHWAY 20), PARTNERSHIP
SDI OF DENVER, COLORADO (1300 S. SHERIDAN BLVD)
SDI OF SALT LAKE CITY, UTAH (7025 SOUTH HIGHLAND DRIVE)
SDI OF VIRGINIA BEACH, VIRGINIA (3581 HOLLAND ROAD)
SDI OF HUMBLE, TEXAS (7102 WILL CLAYTON PKWY) PARTNERSHIP
SDI OF FORT WORTH, TEXAS (CLIFFORD), PARTNERSHIP
SDI OF ARLINGTON, TEXAS (3811 S. COOPER), PARTNERSHIP
SDI OF HOUSTON, TEXAS (11902 BISSONNET ST), PARTNERSHIP
SDI OF PORT ARTHUR, TEXAS (W. PORT ARTHUR ROAD), PARTNERSHIP
SDI OF PRINCETON, TEXAS, PARTNERSHIP
SDI OF WHITE SETTLEMENT, TEXAS (N. CHERRY LANE), PARTNERSHIP
SDI OF MURPHY, TEXAS (109 W. FM 544), PARTNERSHIP
SDI OF HOUSTON, TEXAS (2000 WOLLOWBROOK MALL), PARTNERSHIP
SDI OF ARLINGTON, TEXAS (2121 E. LAMAR BLVD.), PARTNERSHIP
SDI OF DESTIN, FLORIDA (34960 EMERALD COAST PKWY), PARTNERSHIP
SDI OF GARLAND, TEXAS (5020 N. GARLAND AVE), PARTNERSHIP
SDI OF DESOTO, TX (1316 W. BELT LINE), PARTNERSHIP
SDI OF FRIENDSWOOD, TEXAS (BAYBROOK MALL), PARTNERSHIP
SDI OF HOUSTON, TEXAS (7470 BELLFORT) PARTNERSHIP
SDI OF PENSACOLA, FLORIDA (8990 PENSACOLA BLVD), PARTNERSHIP
SDI OF TAMPA, FLORIDA (4411 W. GRANDY BLVD), PARTNERSHIP
SDI OF GARLAND, TEXAS (6202 BROADWAY BLVD.), PARTNERSHIP
SDI OF CYPRESS, TEXAS (26044 NW FREEWAY), PARTNERSHIP
SDI OF TOMBALL, TEXAS (26020 TOMBALL PKWY), PARTNERSHIP
SDI OF RICHARDSON, TEXAS (605 SOUTH PLANO ROAD), PARTNERSHIP
SDI OF FRIENDSWOOD, TEXAS (18214 GULF FREEWAY), PARTNERSHIP

ANNEX B

LLC Guaranty

SDI OF CLINTON, TENNESSEE L.C.
SDI OF KNOXVILLE, TENNESSEE (MAYNARDVILLE), L.L.C. (FORMERLY HALLS, TN)
SDI OF LAFOLLETTE, TENNESSEE L.L.C.
SDI OF MARYVILLE, TENNESSEE (E. BROADWAY) L.C.
SDI OF MARYVILLE, TENNESSEE (FOOTHILLS) L.C.
SDI OF OAK RIDGE, TENNESSEE L.C.
SDI OF KNOXVILLE, TENNESSEE (BROADWAY) L.C.
SDI OF KNOXVILLE, TENNESSEE (CEDAR) L.C.
SDI OF CHRISTIANSBURG, VIRGINIA L.C.
SDI OF PULASKI, VIRGINIA L.C.
SDI OF WYTHEVILLE, VIRGINIA L.C.
SDI OF RADFORD, VIRGINIA L.C.
SDI OF BRISTOL, TENNESSEE L.C.
SDI OF ELIZABETHTON, TENNESSEE L.C.
SDI OF JOHNSON CITY, TENNESSEE (N. ROAN) L.C.
SDI OF JOHNSON CITY, TENNESSEE (MARKET) L.C.
SKI OF KINGSPORT, TENNESSEE L.C.
SDI OF ERWIN, TENNESSEE L.C.
SDI OF KNOXVILLE, TENNESSEE (CHAPMAN HWY.), L.C.
SDI OF KNOXVILLE, TENNESSEE (KINGSTON), L.C.
SDI OF GREENEVILLE, TENNESSEE, L.C.
SDI OF MORRISTOWN, TENNESSEE (JOHNSON HWY.), L.C.
SDI OF MORRISTOWN, TENNESSEE (CUMBERLAND), L.C.
SDI OF SEVIERVILLE, TENNESSEE, L.C.
SDI OF WHITE PINE, TENNESSEE, L.C.
SDI OF LOUDON, TENNESSEE, L.C.
SDI OF ROGERSVILLE, TENNESSEE, L.C.
SDI OF KINGSTON, TENNESSEE, L.C.
SDI OF KNOXVILLE, TENNESSEE (5722 KINGSTON PIKE), L.C. (FORMERLY GORE RD.)
SDI OF CHATTANOOGA, TENNESSEE, L.C.
SDI OF DALTON, GEORGIA, L.C.
SDI OF KNOXVILLE, TENNESSEE (5101 N BROADWAY), L.C.
SDI OF CHATTANOOGA, TENNESSEE (HIXON PIKE), L.C.
SDI OF BRISTON, VIRGINIA (OLD AIRPORT), L.L.C.
SDI OF MARION, VIRGINIA (N. MAIN), L.L.C.
SDI OF CHATSWORTH, GEORGIA (THIRD), L.L.C.
SDI OF NEWPORT, TENNESSEE (BROADWAY), L.L.C.
SDI OF DALLAS, TEXAS (GARLAND ROAD), L.L.C.
SDI OF MARYVILLE, TENNESSEE (LAMAR ALEXANDER), L.L.C.
SDI OF KNOXVILLE, TENNESSEE (OAKRIDGE), L.L.C.
SDI OF HUNTSVILLE, ALABAMA (11606 MEMORIAL), L.L.C.
SDI OF EDGEWATER, COLORADO (SHERIDAN) L.L.C.
SDI OF ENGLAND, ARKANSAS (FORDYCE), L.L.C.
SDI OF WARR ACRES, OKLAHOMA (5750 NW EXPRESSWAY), L.L.C.
SDI OF MADISON, ALABAMA (7871 HIGHWAY 72 WEST), L.L.C.
SDI OF CHATTANOOGA, TENNESSEE (7420 E. BRAINERD), L.L.C.
SDI OF MCLOUD, OKLAHOMA (BROADWAY), L.L.C.
SDI OF KANSAS CITY, MISSOURI (BANNISTER), L.L.C.
SDI OF SPRINGFIELD, MO (2605 W REPUBLIC), L.L.C.
SDI OF PENSACOLA, FLORIDA (1719 E NINE MILE RD) L.L.C.
SDI OF KNOXVILLE, TENNESSEE (4470 WESTERN), L.L.C
SDI OF SHERWOOD, ARKANSAS (KIEHEL), L.L.C.
SDI OF KINGSPORT, TENNESSEE (3845 FORT HENRY), L.L.C.
SDI OF SHERWOOD, ARKANSAS (8601 HIGHWAY 107), L.L.C.
SDI OF LEXINGTON, KY (E. NEW CIRCLE ROAD), L.L.C.
SDI OF LAFAYETTE, COLORADO (WANEKA), L.L.C.
SDI OF OKLAHOMA CITY, OKLAHOMA (5901 W. RENO), L.L.C.
SDI OF CARLISLE, ARKANSAS (N. BANKHEAD), L.L.C.
SDI OF DENVER, COLORADO (2720 W ALAMEDA), L.L.C.
SDI OF ONEIDA, TENNESSEE (N ALBERTA), L.L.C
SDI OF WARTBURG, TENNESSEE (MORGAN COUNTY HWY), L.L.C.
SDI OF HUNTSVILLE, ALABAMA (JORDAN LANE, NW), L.L.C.
SDI OF BRISTOL, TENNESSEE (2709 W STATE STREET), L.L.C.
SDI OF MONTGOMERY, ALABAMA (1901 COLISEUM BLVD), L.L.C.
SDI OF NICHOLASVILLE, KENTUCKY (120 BELLERIVE BOULEVARD), L.L.C.
SDI OF BELLEVUE, NEBRASKA (CORNHUSKER), L.L.C.
SONIC DRIVE- IN OF BIXBY, OK, L.L.C
SONIC DRIVE- IN OF BROKEN ARROW, GARNETT, L.L.C
SONIC DRIVE- IN, CATOOSA, OKLAHOMA, L.L.C.
SONIC DRIVE- IN, SAND SPRINGS, OKLAHOMA, L.L.C.
SONIC DRIVE- IN, TULSA, S. UTICA, L.L.C.
SONIC DRIVE- IN, TULSA, 59TH & LEWIS, L.L.C.
SONIC DRIVE- IN, TULSA, 129TH E. AVENUE, L.L.C.
SONIC DRIVE- IN, TULSA, E. 31ST STREET, L.L.C.
SONIC DRIVE- IN, TULSA, S. HARVARD, L.L.C.
SONIC DRIVE- IN, WAGONER, OK, L.L.C.
SONIC DRIVE- IN, BROKEN ARROW, OK, L.L.C.
SONIC DRIVE- IN, BROKEN ARROW, W. NEW ORLEANS, L.L.C.
SONIC DRIVE- IN, BROKEN ARROW, E. KENOSHA, L.L.C.
SONIC DRIVE- IN, CLEVELAND, OKLAHOMA, L.L.C.
SONIC DRIVE- IN, CHOCTAW, OK, L.L.C.
SONIC DRIVE- IN, DRUMRIGHT, OKLAHOMA, L.L.C.
SONIC DRIVE- IN OF JENKS, L.L.C.
SONIC DRIVE- IN, MUSKOGEE, OKMULGEE ST., L.L.C.
SONIC DRIVE- IN, MUSKOGEE, YORK, L.L.C
SONIC DRIVE- IN OF OWASSO, L.L.C.
SONIC DRIVE- IN, SAPULPA, L.L.C.
SONIC DRIVE- IN OF WESTBANK, L.L.C.
SONIC DRIVE- IN, TULSA E. 71ST STREET, L.L.C.
SONIC DRIVE- IN, TULSA, E. 91ST STREET, L.L.C.
SONIC DRIVE- IN, TULSA, 11TH STREET, L.L.C.
SONIC DRIVE- IN, TULSA, HYDE PARK, L.L.C.
SONIC DRIVE- IN, TULSA, LEWIS, L.L.C.
SONIC DRIVE- IN, TULSA, 16TH STREET, L.L.C.
SONIC DRIVE- IN, TULSA, 51ST STREET, L.L.C.
SONIC DRIVE- IN, TULSA, BROOKSIDE, L.L.C.
SONIC DRIVE- IN, TULSA, HUNTERS GLEN, L.L.C.
SONIC DRIVE- IN, GLENPOOL, L.L.C.
SONIC DRIVE- IN, TULSA, UNION, L.L.C.
SONIC DRIVE- IN, MUSKOGEE, CHANDLER, L.L.C.
SONIC DRIVE- IN, CHOUTEAU, L.L.C.
SDI OF COLUMBUS, GEORGIA (5586 MILGEN ROAD), L.L.C.
SDI OF VIRGINIA BEACH, VIRGINIA (WESLEYAN), L.L.C.
SDI OF FLORENCE, ALABAMA (2841 FLORENCE BLVD.), L.L.C.
SDI OF SALEM, VIRGINIA (830 W. MAIN STREET), L.L.C.
SDI OF GOLDEN, COLORADO (17191 S. GOLDEN), L.L.C.
SDI OF MIDVALE, UTAH (FORT UNION), L.L.C.
SDI OF KANSAS CITY, MISSOURI (1214 EMANUEL CLEAVER II BLVD), L.L.C.
SDI OF SANDY, UTAH (STATE), L.L.C.
SDI OF OVERLAND, MISSOURI (PAGE), L.L.C.
SDI OF TULSA, OK (S. MEMORIAL DRIVE), L.L.C.
SDI OF LITTLE ROCK, ARKANSAS (ARCH STREET PIKE), L.L.C.
SDI OF CHESAPEAKE, VIRGINIA (BATTLEFIELD BLVD NORTH), L.L.C.
SDI OF RAYTOWN, MISSOURI (9014 E 350 HWY), L.L.C.
SDI OF KANSAS CITY, MISSOURI (822 WESTPORT RD) L.L.C.
SDI OF VIRGINIA BEACH, VIRGINIA (NIMMO PKWY), L.L.C.
SDI OF DALTON, GEORGIA (1369 W WALNUT AVE), L.L.C.
SDI OF FLORISSANT, MISSOURI (LINDBERGH), L.L.C.
SDI OF OKLAHOMA CITY, OKLAHOMA (7640 N. MAY), L.L.C.
SDI OF ST. PETERS, MISSOURI (MID RIVERS MALL), L.L.C.
SDI OF OMAHA, NEBRASKA (5214 N. 30TH), L.L.C.
SDI OF OKLAHOMA CITY, OKLAHOMA (5625 N WESTERN AVE), L.L.C.
SDI OF TULSA, OKLAHOMA (10901 E. 41ST STREET), L.L.C.
SDI OF SUGARLAND, TEXAS (11511 S HWY 6), PARTNERSHIP
SDI OF ROANOKE, VIRGINIA (3755 BRAMBLETON AVE), L.L.C
SDI OF MONROE, LOUISIANA (4207 PECANLAND), L.L.C
SDI OF DANDRIDGE, TENNESSEE (HIGHWAY 92 S), L.L.C.
SDI OF DENVER, COLORADO (2611 S. BROADWAY), L.L.C.
SDI OF DRAPER, UTAH (267 E. 12300 SOUTH), L.L.C.
SDI OF CHESTERFIELD, MISSOURI (CHESTERFIELD AIRPORT ROAD), L.L.C.
SDI OF TULSA, OKLAHOMA (7021 S. MEMORIAL DRIVE), L.L.C.
SDI OF ST. LOUIS, MISSOURI (85 S. COUNTY CENTER WAY), L.L.C.
SDI OF AUBURN, ALABAMA (1703 S. COLLEGE), L.L.C.
SDI OF OMAHA, NEBRASKA (14598 W. MAPLE), L.L.C.
SDI OF SAINT LOUIS, MISSOURI (44 W. COUNTY CENTER), L.L.C.
SDI OF OKLAHOMA CITY, OKLAHOMA (1901 NW EXPRESSWAY), L.L.C.
SDI OF LEXINGTON, KENTUCKY (3401 NICHOLASVILLE), L.L.C.
SDI OF BRECKENRIDGE HILLS, MISSOURI (9760 SAINT CHARLES ROCK), L.L.C.
SDI OF OMAHA, NEBRASKA (S. 108TH), L.L.C.
SDI OF ARVADA, COLORADO (SHERIDAN BLVD), L.L.C.
SDI OF SALT LAKE CITY, UTAH (85 E. 1300 S.), L.L.C.
SDI OF CHESAPEAKE, VIRGINIA (969 PROVIDENCE RD), L.L.C.
SDI OF KNOXVILLE, TENNESSEE (2742 SCHAAD RD.), L.L.C.
SDI OF GRAVEL RIDGE, ARKANSAS (HIGHWAY 107), L.L.C.
SDI OF CHATTANOOGA, TENNESSEE (4407 HIGHWAY 58), L.L.C
SDI OF TULSA, OKLAHOMA (1919 S. MEMORIAL DR), L.L.C.

ANNEX C

Partnership
1.	Sonic Drive-In of Kansas City, Kansas (Leavenworth) Partnership, an Oklahoma general partnership
2.	Sonic Drive-In of Kansas City, Kansas (Strong), an Oklahoma general partnership
3.	Sonic Drive-In of Kansas City, Kansas (78th Street) Partnership, an Oklahoma general partnership
4.	Sonic Drive-In of Leavenworth, Kansas Partnership, an Oklahoma general partnership
5.	Sonic Drive-In of Olathe, Kansas, an Oklahoma general partnership
6.	Sonic Drive-In of Olathe, Kansas #2 (Santa Fe) Partnership, an Oklahoma general partnership
7.	SDI of Olathe, Kansas #3 (Blackbob) Partnership, an Oklahoma general partnership
8.	SDI of Leavenworth, Kansas (N. 4th) Partnership, an Oklahoma general partnership

ANNEX D
America's Drive-In Corp., Sole Manager

1.	SDI of El Dorado, Kansas (West Central) L.L.C., an Oklahoma limited liability company
2.	SDI of Hutchinson, Kansas (East 4th) L.L.C., an Oklahoma limited liability company
3.	SDI of Haysville, Kansas (East Grand) L.L.C., an Oklahoma limited liability company
4.	SDI of Kingman, Kansas (East Ave.) L.L.C., an Oklahoma limited liability company
5.	SDI of McPherson, Kansas (East Kansas) L.L.C., an Oklahoma limited liability company
6.	SDI of Mulvane, Kansas (St. Louis), L.L.C., an Oklahoma limited liability company
7.	SDI of Park City, Kansas (Broadway) L.L.C., an Oklahoma limited liability company
8.	SDI of Wichita, Kansas (S. West Street) L.L.C., an Oklahoma limited liability company
9.	SDI of Wichita, Kansas (S. Oliver) L.L.C., an Oklahoma limited liability company
10.	SDI of Wichita, Kansas (N. Broadway) L.L.C., an Oklahoma limited liability company
11.	SDI of Wichita, Kansas (S. Seneca) L.L.C., an Oklahoma limited liability company
12.	SDI of Wichita, Kansas (E. Harry) L.L.C., an Oklahoma limited liability company
13.	SDI of Wichita, Kansas (N. Woodlawn) L.L.C., an Oklahoma limited liability company
14.	SDI of Wichita, Kansas (W. Maple) L.L.C., an Oklahoma limited liability company
15.	SDI of Wichita, Kansas (W. Pawnee) L.L.C., an Oklahoma limited liability company
16.	SDI of Wichita, Kansas (E. Central), L.L.C., an Oklahoma limited liability company
17.	SDI of Wichita, Kansas (South Broadway) L.L.C., an Oklahoma limited liability company
18.	SDI of Wichita, Kansas (West 21st ) L.L.C., an Oklahoma limited liability company
19.	SDI of Goddard, Kansas (W. Highway 54) L.L.C., an Oklahoma limited liability company
20.	SDI of Rosehill, Kansas, L.L.C., an Oklahoma limited liability company
21.	SDI of Andover, Kansas, L.L.C., an Oklahoma limited liability company
22.	SDI of Olathe, Kansas (E. 119th Street), L.L.C., an Oklahoma limited liability company
23.	SDI of Hutchinson, Kansas (E. 30th) L.L.C., an Oklahoma limited liability company
24.	SDI of Olathe, Kansas (13730 S. Blackbob Rd.) L.L.C., an Oklahoma limited liability company
25.	SDI of Hesston, Kansas (E. Lincoln) L.L.C., an Oklahoma limited liability company
26.	SDI of Overland Park, Kansas (13485 Switzer Rd) L.L.C., an Oklahoma limited liability company
27.	SDI of Wichita, Kansas (355 S. Greenwich Rd.) L.L.C., an Oklahoma limited liability company

SCHEDULE 2.01

COMMITMENTS
AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share
Bank of America, N.A.	$45,000,000.00	30.000000000%
BancFirst	$15,000,000.00	10.000000000%
UMB Bank, N.A.	$20,000,000.00	13.333333333%
Arvest Bank	$20,000,000.00	13.333333333%
JPMorgan Chase Bank, N.A.	$30,000,000.00	20.000000000%
MidFirst Bank, a federally chartered savings association	$20,000,000.00	13.333333333%
Total	$150,000,000.00	100.000000000%

EXHIBIT D
FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:_____________

To:	Bank of America, N.A., as Administrative Agent and L/C Issuer

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of April 23, 2003 (as amended, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among Sonic Corp. (the "Borrower"), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the         of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following for fiscal year-end financial statements]
Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following for fiscal quarter-end financial statements]
1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned as of the date hereof No Default or Event of Default under the Agreement has occurred and its continuing.]

--or--
[the following is a list of each such Default or Event of Default and its nature and status:]

4. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of   ,   .

SONIC CORP.

By:
Name:
Title:

For the Quarter/Year ended ___________________("Statement Date")

SCHEDULE 2
to the Compliance Certificate
($ in 000's)

I.	Leverage Ratio - For Determination of Applicable Rate
	A.	Funded Debt for the Borrower and its Subsidiaries:
		1.	Funded Debt (without duplication):
		(a) All obligations for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments:		$_____________
		(b) Attributable Indebtedness in respect of Capital Leases and Synthetic Lease Obligations:		$_____________
		(c) All direct or contingent obligations arising under letters of credit (including standby and commercial), banker's acceptances, bank guaranties, surety bonds and similar instruments:		$_____________
(d)
All obligations to pay the deferred purchase price of property or services, including all Seller Financing (other than trade payables incurred in the ordinary course of business or accrued liabilities arising in the ordinary course of business that are not overdue or that are being contested in good faith), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed or is limited in recourse:

$_____________
		(e) Any Receivables Facility Attributed Indebtedness:		$_____________
		(f) Funded Debt (Lines I.A.1(a) + (b) + (c) + (d) + (e)):		$_____________
	B.	EBITDA for the period of the four consecutive fiscal quarters most recently ended for which Borrower has delivered financial statements:
		1.	EBITDA for the Borrower and its Subsidiaries on a consolidated basis (without duplication):
		(a) Net Income for the Subject Period:		$_____________
		(b) To the extent deducted in determining Net Income, Interest Expense for the Subject Period:		$_____________
		(c) To the extent deducted in determining Net Income, the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for the Subject Period:		$_____________
		(d) To the extent deducted in determining Net Income, losses from the sale of fixed assets not in the ordinary course of business and other extraordinary or nonrecurring items:		$_____________
		(e) To the extent added in determining Net Income, gains from the sale of fixed assets not in the ordinary course of business and other extraordinary or non-recurring items:		$_____________
		(f) EBIT (Lines I.B.(a) + (b) + (c) + (d) - (e)):		$_____________
		(g) To the extent deducted in determining Net Income, the amount of depreciation, amortization expenses and other non-cash items deducted in determining Net Income for the Subject Period:		$_____________
		(h) EBITDA (Lines I.B.1(f) + (g)):		$_____________
	C.	Leverage Ratio (Line I.A.1.(f) ÷ Line I.B.1.(h)):		_____ to 1

II.	Section 7.02(e) -- Limitation on Investments as the Result of Acquisitions
A.
Aggregate Acquisition Consideration for all Acquisitions during fiscal quarter in which Leverage Ratio (including on a pro forma basis after giving effect to any Acquisition) is greater than 1.25 to 1 and three fiscal quarter immediately following:

$_____________
		_____________________________________________________		$_____________
		_____________________________________________________		$_____________
		_____________________________________________________		$_____________
	B.	Maximum Acquisition Consideration for all Acquisitions during fiscal quarter in which Leverage Ratio (including on a pro forma basis after giving effect to any Acquisition) is greater than 1.25 to 1 and up to three fiscal quarters immediately following:		$200,000,000

III.	Section 7.03(g) -- Limitation on Indebtedness - Acquisition
A.
Aggregate outstanding principal amount of unsecured Indebtedness of Borrower or any Subsidiary evidenced by any promissory note representing a portion of the purchase price for any Acquisition permitted under Schedule 7.02(e):

$_____________
	B.	Maximum in aggregate amount at any time outstanding:		$100,000,000

IV.	Section 7.03(g) -- Limitation on Guaranty Obligations
	A.	Aggregate outstanding principal amount of other Guaranty Obligations of the Borrower or any Subsidiary:		$_____________
	B.	Maximum amount at any time outstanding:		$25,000,000

V.	Section 7.05(c) -- Limitation on Dispositions
	A.	Aggregate amount of disposed assets during fiscal year:		$_____________
	B.	Maximum amount of annual Dispositions (10% of Total Assets as of last day of preceding fiscal year):		$_____________
	C.	Aggregate amount of disposed assets from July 1, 2005 through Statement Date:		$_____________
	D.	Maximum amount of cumulative Dispositions (30% of Total Assets as of last day of preceding fiscal year)		$_____________

VI.	Section 7.11(b) - Minimum Fixed Charge Coverage Ratio
	A.	EBIT (Line I.B.1.(f)):		$_____________
	B.	Lease Expense:		$_____________
	C.	Interest Expense:		$_____________
	D.	Lease Expense:		$_____________
	E.	Fixed Charge Coverage Ratio ((Lines IX.A. + B) ÷ (Lines IX.C. + D)):		_____ to 1
	F.	Minimum Fixed Charge Coverage Ratio Required (at the end of any fiscal quarter):		2.00 to 1

VII.	Section 7.11(d) - Maximum Leverage Ratio.
	A.	Leverage Ratio (Line I.C.):		_____ to 1
	B.	Maximum Leverage Ratio (at the end of any fiscal quarter):		2.50 to 1

VIII.	Section 6.12 - Additional Guarantors.

Below is a list of each Partnership or LLC as at the Statement Date [select one] [and no Person became a Partnership or LLC during the fiscal quarter ended on the Statement Date] [, one or more Persons became a Partnership or LLC during the fiscal quarter ended on the Statement Date and attached is an executed Guaranty Supplement executed by all Partnerships and LLCs]:

	Name			Jurisdiction of Organization

GUARANTY SUPPLEMENT

To the Lenders under the
Credit Agreement (defined below)

Ladies and Gentlemen:

Sonic Corp., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer entered into that certain Credit Agreement, dated as of April 23, 2003 (said Credit Agreement, as amended, modified and supplemented, the “Credit Agreement”; capitalized terms used herein and not defined herein shall have the meaning given to them in the Credit Agreement).

I. Each Person who becomes a Partnership is required to execute and deliver to the Administrative Agent a Guaranty Supplement. Pursuant to Section 6.12 of the Credit Agreement, the undersigned limited partnerships listed on the signature pages hereof (the “Partnership Guarantors”) desire to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Partnership Guaranty attached hereto so that at all times from and after the date hereof, the Partnership Guarantors (including each Person who has become a Partnership) shall be jointly and severally liable as set forth in the Partnership Guaranty for the obligations of the Borrower under the Credit Agreement to the extent and in the manner set forth in the Partnership Guaranty.

The undersigned are (a) the duly elected _________________________ of Sonic Restaurants, Inc., managing general partner of the Partnership Guarantors described on Annex A, each a Subsidiary of the Borrower, and is duly authorized to execute and deliver this Guaranty Supplement to each of you, and (b) the duly elected ___________________ of America's Drive-In Corp., managing general partner of the Partnership Guarantors described on Annex B, each a Subsidiary of the Borrower, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence consent to and acknowledgment and approval of the terms set forth herein and in the Partnership Guaranty. Each Partnership Guarantor represents and warrants that the representations and warranties set forth in Section 4 of the Partnership Guaranty as to such Partnership Guarantor are true and correct on and as of the date hereof and that each Partnership is a party hereto.

Upon execution of this Guaranty Supplement, the Partnership Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Partnership Guaranty, the Credit Agreement and the other Loan Documents are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments may refer to the Credit Agreement and the Partnership Guaranty without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

II. Each Person who becomes an LLC is required to execute and deliver to the Administrative Agent a Guaranty Supplement. Pursuant to Section 6.12 of the Credit

Agreement, the undersigned limited liability companies listed on the signature pages hereof (the “LLC Guarantors”) desire to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the LLC Guaranty attached hereto so that at all times from and after the date hereof, the LLC Guarantors (including each Person who becomes an LLC) shall be jointly and severally liable as set forth in the LLC Guaranty for the obligations of the Borrower under the Credit Agreement to the extent and in the manner set forth in the LLC Guaranty.

The undersigned are (a) the duly elected ___________________ of Sonic Restaurants, Inc., sole manager of the LLC Guarantors described on Annex A, each a Subsidiary of the Borrower, and is duly authorized to execute and deliver this Guaranty Supplement to each of you, and (b) the duly elected _____________ of America's Drive-In Corp., sole manager of the LLC Guarantors described on Annex C, each a Subsidiary of the Borrower, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence consent to and acknowledgment and approval of the terms set forth herein and in the LLC Guaranty. Each LLC Guarantor represents and warrants that the representations and warranties set forth in Section 4 of the LLC Guaranty as to such LLC Guarantor are true and correct on and as of the date hereof and that each LLC is a party hereto.

Upon execution of this Guaranty Supplement, the LLC Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the LLC Guaranty, the Credit Agreement and the other Loan Documents are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments may refer to the Credit Agreement and the LLC Guaranty without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

Dated: ________, 20__.

EACH OF THE PARTNERSHIPS SPECIFIED
IN ANNEX A HERETO

By:	Sonic Restaurants, Inc., Managing General
Partner of each of such Partnerships

By:
Print Name:
Print Title:

EACH OF THE LIMITED LIABILITY
COMPANIES SPECIFIED IN ANNEX A
HERETO

By:	Sonic Restaurants, Inc., Sole Manager of
each of such LLCs

By:
Print Name:
Print Title:

EACH OF THE PARTNERSHIPS SPECIFIED
IN ANNEX B HERETO

By:	America's Drive-In Corp., Managing
General Partner of each such Partnership

By:
Print Name:
Print Title:

EACH OF THE LIMITED LIABILITY
COMPANIES SPECIFIED IN ANNEX C
HERETO

By:	America's Drive-In Corp.,
Sole Manager of each of such LLCs

By:
Print Name:
Print Title:

Annex A

Annex B

America's Drive-In Corp., General Partner

Partnership
1.	Sonic Drive-In of Kansas City, Kansas (Leavenworth) Partnership, an Oklahoma general partnership
2.	Sonic Drive-In of Kansas City, Kansas (Strong), an Oklahoma general partnership
3.	Sonic Drive-In of Kansas City, Kansas (78th Street) Partnership, an Oklahoma general partnership
4.	Sonic Drive-In of Leavenworth, Kansas Partnership, an Oklahoma general partnership
5.	Sonic Drive-In of Olathe, Kansas, an Oklahoma general partnership
6.	Sonic Drive-In of Olathe, Kansas #2 (Santa Fe) Partnership, an Oklahoma general partnership
7.	SDI of Olathe, Kansas #3 (Blackbob) Partnership, an Oklahoma general partnership
8.	SDI of Leavenworth, Kansas (N. 4th) Partnership, an Oklahoma general partnership

Annex C
America's Drive-In Corp., Sole Manager

1.	SDI of El Dorado, Kansas (West Central) L.L.C., an Oklahoma limited liability company
2.	SDI of Hutchinson, Kansas (East 4th) L.L.C., an Oklahoma limited liability company
3.	SDI of Haysville, Kansas (East Grand) L.L.C., an Oklahoma limited liability company
4.	SDI of Kingman, Kansas (East Ave.) L.L.C., an Oklahoma limited liability company
5.	SDI of McPherson, Kansas (East Kansas) L.L.C., an Oklahoma limited liability company
6.	SDI of Mulvane, Kansas (St. Louis), L.L.C., an Oklahoma limited liability company
7.	SDI of Park City, Kansas (Broadway) L.L.C., an Oklahoma limited liability company
8.	SDI of Wichita, Kansas (S. West Street) L.L.C., an Oklahoma limited liability company
9.	SDI of Wichita, Kansas (S. Oliver) L.L.C., an Oklahoma limited liability company
10.	SDI of Wichita, Kansas (N. Broadway) L.L.C., an Oklahoma limited liability company
11.	SDI of Wichita, Kansas (S. Seneca) L.L.C., an Oklahoma limited liability company
12.	SDI of Wichita, Kansas (E. Harry) L.L.C., an Oklahoma limited liability company
13.	SDI of Wichita, Kansas (N. Woodlawn) L.L.C., an Oklahoma limited liability company
14.	SDI of Wichita, Kansas (W. Maple) L.L.C., an Oklahoma limited liability company
15.	SDI of Wichita, Kansas (W. Pawnee) L.L.C., an Oklahoma limited liability company
16.	SDI of Wichita, Kansas (E. Central), L.L.C., an Oklahoma limited liability company
17.	SDI of Wichita, Kansas (South Broadway) L.L.C., an Oklahoma limited liability company
18.	SDI of Wichita, Kansas (West 21st ) L.L.C., an Oklahoma limited liability company
19.	SDI of Goddard, Kansas (W. Highway 54) L.L.C., an Oklahoma limited liability company
20.	SDI of Rosehill, Kansas, L.L.C., an Oklahoma limited liability company
21.	SDI of Andover, Kansas, L.L.C., an Oklahoma limited liability company
22.	SDI of Olathe, Kansas (E. 119th Street), L.L.C., an Oklahoma limited liability company
23.	SDI of Hutchinson, Kansas (E. 30th) L.L.C., an Oklahoma limited liability company
24.	SDI of Olathe, Kansas (13730 S. Blackbob Rd.) L.L.C., an Oklahoma limited liability company
25.	SDI of Hesston, Kansas (E. Lincoln) L.L.C., an Oklahoma limited liability company
26.	SDI of Overland Park, Kansas (13485 Switzer Rd) L.L.C., an Oklahoma limited liability company
27.	SDI of Wichita, Kansas (355 S. Greenwich Rd.) L.L.C., an Oklahoma limited liability company

EXHIBIT A

(First Amendment to Partnership Guaranty)

EXHIBIT B

(First Amendment to LLC Guaranty)

Schedule 5.01(a)
America's Drive-In Corp., General Partner

Partnership
1.	Sonic Drive-In of Kansas City, Kansas (Leavenworth) Partnership, an Oklahoma general partnership
2.	Sonic Drive-In of Kansas City, Kansas (Strong), an Oklahoma general partnership
3.	Sonic Drive-In of Kansas City, Kansas (78th Street) Partnership, an Oklahoma general partnership
4.	Sonic Drive-In of Leavenworth, Kansas Partnership, an Oklahoma general partnership
5.	Sonic Drive-In of Olathe, Kansas, an Oklahoma general partnership
6.	Sonic Drive-In of Olathe, Kansas #2 (Santa Fe) Partnership, an Oklahoma general partnership
7.	SDI of Olathe, Kansas #3 (Blackbob) Partnership, an Oklahoma general partnership
8.	SDI of Leavenworth, Kansas (N. 4th) Partnership, an Oklahoma general partnership

Schedule 5.01(b)
America's Drive-In Corp., Sole Manager

1.	SDI of El Dorado, Kansas (West Central) L.L.C., an Oklahoma limited liability company
2.	SDI of Hutchinson, Kansas (East 4th) L.L.C., an Oklahoma limited liability company
3.	SDI of Haysville, Kansas (East Grand) L.L.C., an Oklahoma limited liability company
4.	SDI of Kingman, Kansas (East Ave.) L.L.C., an Oklahoma limited liability company
5.	SDI of McPherson, Kansas (East Kansas) L.L.C., an Oklahoma limited liability company
6.	SDI of Mulvane, Kansas (St. Louis), L.L.C., an Oklahoma limited liability company
7.	SDI of Park City, Kansas (Broadway) L.L.C., an Oklahoma limited liability company
8.	SDI of Wichita, Kansas (S. West Street) L.L.C., an Oklahoma limited liability company
9.	SDI of Wichita, Kansas (S. Oliver) L.L.C., an Oklahoma limited liability company
10.	SDI of Wichita, Kansas (N. Broadway) L.L.C., an Oklahoma limited liability company
11.	SDI of Wichita, Kansas (S. Seneca) L.L.C., an Oklahoma limited liability company
12.	SDI of Wichita, Kansas (E. Harry) L.L.C., an Oklahoma limited liability company
13.	SDI of Wichita, Kansas (N. Woodlawn) L.L.C., an Oklahoma limited liability company
14.	SDI of Wichita, Kansas (W. Maple) L.L.C., an Oklahoma limited liability company
15.	SDI of Wichita, Kansas (W. Pawnee) L.L.C., an Oklahoma limited liability company
16.	SDI of Wichita, Kansas (E. Central), L.L.C., an Oklahoma limited liability company
17.	SDI of Wichita, Kansas (South Broadway) L.L.C., an Oklahoma limited liability company
18.	SDI of Wichita, Kansas (West 21st ) L.L.C., an Oklahoma limited liability company
19.	SDI of Goddard, Kansas (W. Highway 54) L.L.C., an Oklahoma limited liability company
20.	SDI of Rosehill, Kansas, L.L.C., an Oklahoma limited liability company
21.	SDI of Andover, Kansas, L.L.C., an Oklahoma limited liability company
22.	SDI of Olathe, Kansas (E. 119th Street), L.L.C., an Oklahoma limited liability company
23.	SDI of Hutchinson, Kansas (E. 30th) L.L.C., an Oklahoma limited liability company
24.	SDI of Olathe, Kansas (13730 S. Blackbob Rd.) L.L.C., an Oklahoma limited liability company
25.	SDI of Hesston, Kansas (E. Lincoln) L.L.C., an Oklahoma limited liability company
26.	SDI of Overland Park, Kansas (13485 Switzer Rd) L.L.C., an Oklahoma limited liability company
27.	SDI of Wichita, Kansas (355 S. Greenwich Rd.) L.L.C., an Oklahoma limited liability company